Virtus Institutional Bond Fund,

a series of Virtus Institutional Trust

Supplement dated June 2, 2011 to the

Prospectus dated May 1, 2011

IMPORTANT NOTICE TO INVESTORS

As approved by the Board of Trustees of Virtus Institutional Trust, effective June 2, 2011, Newfleet Asset Management, LLC (formerly named SCM Advisors, LLC) (“Newfleet”) became the investment subadviser for the fund, replacing Goodwin Capital Advisers, Inc. (“Goodwin”). No changes to the fund’s principal investment strategies are being made. Also, the fees and expenses paid by the fund remain unchanged.

The fund’s summary and statutory prospectuses are hereby revised as described below.

•

The disclosure describing Goodwin and the fund’s portfolio managers under “Management” in the fund’s summary prospectus and in the summary section of the fund’s statutory prospectus is replaced with the following:

The fund’s subadviser is Newfleet Asset Management, LLC (“Newfleet”), an affiliate of VIA (since June 2011).

Portfolio Manager

•	David L. Albrycht, Chief Investment Officer – Multi-Sector Fixed Income Strategies, is the manager of the fund. Mr. Albrycht has managed the fund since June 2011.

•	The description of Goodwin under “The Adviser and Subadviser” on page 9 is deleted and the following inserted:

Newfleet Asset Management, LLC (formerly named SCM Advisors, LLC) (“Newfleet”), an affiliate of VIA, is the subadviser to the fund (since June 2011) and has an office at 100 Pearl Street, Hartford, CT 06103. Newfleet acts as subadviser to mutual funds and as adviser to institutions and individuals. As of December 31, 2010, Newfleet had approximately $3.4 billion in assets under management. Newfleet has been an investment adviser since 1989.

•	The disclosure of the subadvisory fee under “Management Fees” on page 10 is replaced with: “VIA pays Newfleet a subadvisory fee of 50% of the net investment management fee.”

•	The disclosure under “Portfolio Management” on page 10 is deleted and the following inserted:

David L. Albrycht, CFA. Mr. Albrycht is Chief Investment Officer – Multi-Sector Fixed Income Strategies at Newfleet (since June 2011). Mr. Albrycht has been Portfolio Manager of the fund since June 2011. Until June 2011, he was Executive Managing Director (2008 to 2011) and Vice President (2005 to 2008), Fixed Income, of Goodwin Capital Advisers, Inc. (“Goodwin”). Previously, he was associated with VIA, at which time it was an affiliate of Goodwin. He managed fixed income portfolios for Goodwin affiliates since 1991.

Investors should retain this supplement with the Prospectus for future reference.

VInsT 8002/NewfleetChanges (6/11)

Virtus Institutional Bond Fund,

a series of Virtus Institutional Trust

Supplement dated June 2, 2011 to the

Statement of Additional Information (“SAI”) dated May 1, 2011

IMPORTANT NOTICE TO INVESTORS

As approved by the Board of Trustees of Virtus Institutional Trust, effective June 2, 2011, Newfleet Asset Management, LLC (formerly named SCM Advisors, LLC) (“Newfleet”) became the investment subadviser for the fund, replacing Goodwin Capital Advisers, Inc. (“Goodwin”). No changes to the fund’s principal investment strategies are being made. Also, the fees and expenses paid by the fund remain unchanged.

The SAI is hereby revised as described below.

•	The row in the “Non-Public Holdings Information” table on page 17 pertaining to Goodwin as subadviser is deleted and replaced with:

Subadviser	Newfleet Asset Management, LLC	Daily, with no delay

•	The description of Goodwin under “The Subadviser” on page 19 is deleted and replaced with the following:

Newfleet Asset Management, Inc. (formerly named SCM Advisors, LLC), an affiliate of VIA, is the subadviser to the Institutional Bond Fund and has an office at 100 Pearl Street, Hartford, CT 06103. Newfleet acts as subadviser to mutual funds and as investment adviser to institutions and individuals. As of December 31, 2010, Newfleet had approximately $3.4 billion in assets under management.

The Subadvisory Agreement provides that the adviser, VIA, will delegate to Newfleet the performance of certain of its investment management services under the Investment Advisory Agreement with respect to the fund. Newfleet will furnish at its own expense the office facilities and personnel necessary to perform such services.

For its services as subadviser, VIA pays Newfleet a fee at the rate of 50% of the net investment management fee paid by the fund. For the fiscal years ended December 31, 2008, 2009 and 2010, VIA paid the fund’s former subadviser subadvisory fees of $192,945, $110,715 and $17,996, respectively.

•	The subsection “Compensation of Portfolio Managers of Goodwin” on page 20 is deleted and replaced with the following:

Compensation of Portfolio Managers of Newfleet

Virtus Investment Partners, Inc. and certain of its affiliated investment management firms, including Newfleet (collectively, “Virtus”), believe that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Virtus receive a competitive base salary, an incentive bonus opportunity and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting, subject to Virtus board approval.

Following is a more detailed description of Virtus’ compensation structure.

Base Salary. Each portfolio manager is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Base salary is determined using compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Annual incentive payments are based on targeted compensation levels, adjusted based on profitability, investment performance factors and a subjective assessment of contribution to the team effort. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. Performance of the funds managed is generally measured over one-, three- and five year periods and an individual manager’s participation is based on the performance of each fund/account managed.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. We believe we have appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

Other benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.

•	The table under “Other Accounts Managed by Portfolio Managers of the Fund and Potential Conflicts of Interest” on page 21 is removed and replaced with the following:

Portfolio Manager	Number of Other Accounts Managed; Assets Under Management (12/31/10)
	Registered Investment Companies		Other Pooled Investment Vehicles	Other Accounts
David L. Albrycht	5: $	4.11 billion	0	0

•	The table under “Ownership of Fund Securities by Portfolio Managers” on page 21 is removed and replaced with the following:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in Fund Managed (12/31/10)
David L. Albrycht	Institutional Bond Fund – None

Investors should retain this supplement with the SAI for future reference.

VInsT 8002B/NewfleetChanges (6/11)